AMENDMENT AGREEMENT

THIS AGREEMENT is made as of the 9th day of April, 2003

BETWEEN: **Gerald W. Baughman.,** of P.O. Box 18127, Reno, Nevada, 89511, U.S.A.

(herein called the "Optionor")

OF THE FIRST PART

AND: **Miranda Gold Corp.**, a company having an office at Suite 306 – 1140 Homer Street, Vancouver, B.C., V6B 2X6

(herein called the "Optionee")

OF THE SECOND PART

WHEREAS:

A. The parties entered into a property option agreement dated the 23rd day of January, 2003 (the "Agreement") whereby the Optionee has the exclusive right and option to acquire an undivided 100% right, title and interest in four properties called the Blackrock Project, the Gate (or East Gate or Cold Spring) Project, the Locke Mine (or Troy) Project and the Golden Crown (or Gold Point) Project; and

B. The parties now wish to amend the Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that the Agreement is amended as follows:

1. In respect of Item A above and any reference to the Golden Crown or Gold Point Project in the Agreement, the Optionor hereby replaces the Golden Crown (or Gold Point) Project in its entirety and the substitution therefor of the Redlich Project as more fully described in Schedule "A" herein;

2. By the deletion of Schedule "A" of the Agreement in its entirety and the substitution therefor of the Schedule "A" attached hereto.

SCHEDULE "A"

Blackrock

Claim Name	BLM NMC Nos.
North Como 1	808099
North Como 2	808100
North Como 3	808101
North Como 4	808102
North Como 5	808103
North Como 6	808104
North Como 7	808105
North Como 8	808106
North Como 9	808107
North Como 10	808108
North Como 11	808109
North Como 12	808110

Gate (Cold Spring)

Claim Name	BLM NMC Nos.	Location Date
Cold 29 through 36	843729-843736	February 1, 2003
Cold 49 through 54	843737-843742	February 1, 2003
Cold 55 through 56	843743-843744	January 17, 2003
Cold 57 through 58	843745-843746	February 1, 2003

Total 18 claims

Troy (Locke Mine)

Claim Name	BLM NMC Nos.	Location Date
Troy 1	573827	
Troy 2	843747	February 2, 2003
Troy 3	843748	February 2, 2003
Troy 4	843749	February 2, 2003
Troy 5	573831	
Troy 9	843750	February 2, 2003
Troy 10	843751	February 2, 2003

Redlich Property, Esmeralda county, Nevada.
The claims are located in Sections 22 and 27, T.4 N., R.36 E. Esmeralda county, Nevada

Claim Name	BLM NMC Nos. Pending	Location Date
Red- 2		February 5, 2003
Red- 3		
Red- 4		
Red- 5		
Red- 6		
Red- 7		
Red- 17		
Red- 18		
Red- 19		
Red- 20		
Red- 21		
Red- 22		
Red- 23		
Red- 24		
Red- 25		
Red- 26		
Red- 27		
Red- 28		
Red- 29		
Red- 30		
Red- 31		
Red- 32		
Red- 35		

3. The parties hereby ratify and confirm the Agreement in all other respects.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the 9th day of April, 2003.

GERALD W. BAUGHMAN

Per: Gerald W. Baughman 4-11-03

MIRANDA GOLD CORP.

Per: ______________________
Authorized Signatory